Exhibit 10.10

PORTIONS OF THIS EXHIBIT MARKED BY AN (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

SECOND AMENDMENT TO THE

SUBSCRIBER SERVICES AGREEMENT

Customer Number:	425276 [TP2/TP3]

This Second Amendment to the Subscriber Services Agreement dated July 22, 2014 (“Amendment”) is entered into among Orbitz Worldwide, LLC, a Delaware limited liability company with offices at 500 West Madison Street, Suite 1000, Chicago, Illinois 60661 (“OWW”), Travelport, LP, a Delaware limited partnership with offices at 300 Galleria Parkway SE, Atlanta, Georgia USA 30339 (“TLP”), and Travelport Global Distribution System, B.V., a Netherlands company with offices at Taurusavenue 33A, 2132L2 Hoofddorp, The Netherlands (“TBV” and together with TLP, referred to collectively in this Agreement as “Travelport”).

WHEREAS, Travelport and Subscriber entered into the Subscriber Services Agreement dated February 4, 2014, as amended (the “Agreement”); and

WHEREAS, Travelport and Subscriber now desire to amend the Agreement to provide access to Travelport’s Search Control Console product by ebookers.

NOW, THEREFORE, it is agreed:

1. Definitions. Unless otherwise defined in this Amendment, capitalized terms used in this Amendment will have the same meanings as set forth in the Agreement.

2. Amendment Effective Date. This Amendment is effective on the date that it is fully executed by all parties (the “Second Amendment Effective Date”).

3. Search Control Console. Effective as the Second Amendment Effective Date, a new paragraph XII is added to Attachment B to the Agreement to provide as follows:

“XII. Search Control Console.

A. Definitions. For purposes of this Section, the following terms will have the meanings set forth below:

“End User” means any employee or agent of Subscriber or any other person authorized by Subscriber to access and use Search Control Console for and on behalf of Subscriber.

“Search Control Console” means the Travelport web-based product that provides the functionality for Subscriber to customize e-Pricing shopping results. The features of Search Control Console are more fully described on the Search Control Console website maintained by Travelport. Travelport may modify Search Control Console, including, without limitation, the Terms of Use, in Travelport’s sole discretion at any time.

“Terms of Use” means the product and site terms of use applicable to Search Control Console and/or incorporated into the Search Control Console website (https://epricingscc.travelport.com), which are incorporated by reference into this Section.

“User ID” means each unique user identification log-in together with the corresponding password assigned by Travelport to Subscriber to permit Subscriber’s End Users to access and use Search Control Console in accordance with the terms of this Agreement. User IDs are provisioned by Travelport to each End User as requested by Subscriber, and may be used by one person at a time. Each User ID can be used to manage multiple POSs and PCCs and additional POSs and PCCs can be added to a User ID at any time.

B. License Grant.

(i) Subject to the terms and conditions of the Agreement, Travelport grants to Subscriber a limited, non-exclusive, non-transferable license for ebookers and its End Users to access Search Control Console through one or more User IDs authorized by Travelport for the purposes specified in this Section. Travelport will at all times retain title to and ownership of Search Control Console and Subscriber will not acquire any title, intellectual property, or other rights in Search Control Console, except for the license rights expressly granted under this Section. Subscriber’s license to access and use Search Control Console will automatically terminate upon termination or expiration of the Agreement for any reason.

(ii) Subscriber will take all reasonable precautions to prevent any unauthorized use of Search Control Console and any User IDs assigned to Subscriber.

(iii) Subscriber acknowledges that Subscriber’s and each End User’s use of Search Control Console requires the use of Subscriber’s own internet communications connection. Subscriber is responsible, at Subscriber’s sole cost and expense, for selecting, obtaining, installing, supporting, maintaining, and configuring all components of such connection and user access, including selecting, obtaining, installing, maintaining and configuring an appropriate browsing package.

(iv) Subscriber’s and each End User’s use of Search Control Console is, in addition to the terms and conditions of the Agreement, subject to, and conditioned on, any Terms of Use. Subscriber agrees that by accessing and/or using Search Control Console, or by providing Subscriber’s User ID to an End User to access and/or use Search Control Console, Subscriber is considered a ‘user’ under, and bound by the terms and conditions of, the Terms of Use. Subscriber will, and will ensure that each End User, complies with all such Terms of Use.

(v) Subscriber acknowledges and agrees that Subscriber is responsible for all acts and omissions of each End User in its access or use of Search Control Console.

C. Fees and Charges. Subscriber will pay Travelport a fee of (***) for each (***) that is (i) requested in writing by Subscriber; and (ii) assigned by Travelport to Subscriber (the “SCC Charges”). The SCC Charges will be invoiced by Travelport to Subscriber (***) and are payable by Subscriber in accordance with the payment terms set forth in the Agreement. Any duplicate access to Search Control Console requires an additional (***) and will incur an additional (***) charge. The determination of the number of (***) assigned by Travelport to Subscriber in any (***) will be made solely by Travelport from Travelport’s books and records.

D. Termination. The term of the license granted in this paragraph XII (the “SCC Term”) shall begin on the Second Amendment Effective Date and shall be coterminous with the Agreement, unless earlier terminated in accordance with the following sentence. Subscriber may terminate the SCC Term for any reason or for no reason whatsoever by providing Travelport thirty (***) written notice prior to the effective date of such termination of the SCC Term.

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4. Program Fees. Section II.C of Attachment A is deleted in its entirety and replaced with the following:

C. Program Fees. Commencing as of (***), Subscriber will pay Travelport for each Segment made for a flight on a CCP Carrier (as that term is defined in Attachment F) or on a SAP Carrier (as that term is defined in Attachment F) a program fee of (***) per Segment, except that for (***), Subscriber shall not be obligated to pay any such fees until (***). In addition, Orbitz will pay Travelport the following program fees for every Segment created in connection with a POS in (***):

(i) (***) on each (***) Segment (active or Passive Segment) booked for the following (***) fare classes: (***); and

(ii) (***) on each (***) Segment (active or Passive Segment) booked for the following fare classes: (***).

The fare classes shown above are subject to change from time to time upon agreement between (***) and Travelport provided that Travelport may not make any changes to the fare classes unless such changes are made on a firmwide basis and applied uniformly to all of its similarly situated subscribers. Travelport will provide Subscriber with (***) days prior written notice of any such change. The program fees listed above in this Section C are also referred to elsewhere in this Agreement and Attachments as “Program Fees.”

5. General Provision. Except to the extent the Agreement is amended herein, the Agreement is hereby ratified and remains in full force and effect. To the extent the terms of this Amendment are inconsistent with the terms of the Agreement, the terms of this Amendment will control.

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This Amendment is agreed to by OWW, TLP, and TBV by their duly authorized undersigned representatives, as follows:

Orbitz Worldwide, LLC:		Travelport, LP: By: Travelport Holdings, LLC, as General Partner

Signature:	/s/ Stephen C. Praven	Signature:	/s/ Scott Hyden
Print Name:	Stephen C. Praven	Print Name:	Scott Hyden
Title:	GVP, Business Development	Title:	MD- Americas
Date:	08/06/14	Date:	11/08/14

Travelport Global Distribution System, B.V.:

		Signature:	/s/ Marco van Ieperen
		Print Name:	Marco van Ieperen
		Title:	Director
		Date:	11/08/14

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